SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities
                         Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-12

                         DELCATH SYSTEMS, INC.
           (Name of Registrant as Specified In Its Charter)

               -----------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies:

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          (2) Aggregate number of securities to which transaction
          applies:

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          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------


          (4) Proposed maximum aggregate value of transaction:

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          (5) Total fee paid:

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



[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

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          (4) Date Filed:

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




                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668
                        ---------------------------------

                    Notice of Annual Meeting of Stockholders
                           To Be Held on June 15, 2004

     Notice is hereby given that an Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation, will be held on Tuesday, June 15, 2004 at 11:00 a.m. (Eastern Time) at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, for the following purpose:

     1. To elect one Class I director to serve until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified;

     2. To vote on a proposed amendment to our certificate of incorporation to increase the authorized number of shares of our Common Stock, par value $0.01 per share, from 35 million to 70 million;

     3.   To vote on the approval of our 2004 Stock Incentive Plan; and

     4. To transact such other business as may properly come before the meeting or adjournment thereof.

     Only stockholders of record of our Common Stock, $0.01 par value per share, at the close of business on April 15, 2004 will be entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment thereof. A list of our stockholders will be open for examination ten days prior to the meeting by any stockholder at our executive offices, 1100 Summer Street, Stamford, Connecticut 06905.

     A copy of our Annual Report to Stockholders for the year ended December 31, 2003, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

     All stockholders are cordially invited to attend the Annual Meeting of Stockholders. Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed envelope in order to ensure representation of your shares.

                                       By Order of the Board of Directors



                                       M. S. KOLY
                                       President and Chief Executive Officer


Stamford, Connecticut
April 29, 2004

                        ---------------------------------

                              DELCATH SYSTEMS, INC.
                               1100 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 323-8668
                        ---------------------------------


                                 Proxy Statement

                        ---------------------------------



     Proxies in the form enclosed with this Proxy Statement are being solicited by the Board of Directors of Delcath Systems, Inc., a Delaware corporation, for use at the 2004 Annual Meeting of Stockholders of Delcath to be held at 11:00 a.m. (Eastern Time) on Tuesday, June 15, 2004, at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut, and at any adjournment thereof.

     Only stockholders of record as of the close of business on April 15, 2004 (the "Record Date"), of our Common Stock, $0.01 par value per share (the "Common Stock"), will be entitled to notice of, and to vote at, the meeting. As of the Record Date, 11,498,626 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote in person or by proxy. Granting a proxy does not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with our Secretary at the address set forth above at any time before the original proxy is exercised or (ii) voting in person at the meeting.


     Each of M. S. Koly and Samuel Herschkowitz, M.D. are named as attorneys in the proxy. Mr. Koly is our President, Chief Executive Officer and Treasurer and is also a member of our Board of Directors. Dr. Herschkowitz is our Chief Technical Officer and is also the Chairman of our Board of Directors. Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under "Voting Procedures." Any stockholder granting a proxy has the right to withhold authority to vote for the nominee to the Board of Directors. Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, including the election of directors, the shares represented by the proxy will be voted in accordance with those voting specifications. Shares represented by proxies will be voted for each proposal identified in the Notice of Annual Meeting if no voting instructions are indicated.

     The stockholders will consider and vote upon proposals (i) to elect one Class I director to serve until the 2007 Annual Meeting of Stockholders; (ii) to approve a proposed amendment to our Certificate of Incorporation to increase the authorized number of shares of Common Stock from 35 million to 70 million and
(iii) to approve our 2004 Stock Incentive Plan. Stockholders will also consider and act upon such other business as may properly come before the meeting.


     A copy of our Annual Report to Stockholders for the year ended December 31, 2003, which contains financial statements and other information of interest to stockholders, will first be mailed to stockholders along with these proxy materials on or about May 7, 2004.

                                Voting Procedures

     Mr. Koly or Dr. Herschkowitz will vote all shares represented by properly executed proxies returned in time to be counted at the meeting. The presence, in person or by proxy, of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to establish a quorum for the transaction of business. Shares represented by proxies pursuant to which votes have been withheld for the nominee for director, or which contain one or more abstentions, as well as broker non-vote shares (i.e., shares held in street name which cannot be voted by a broker on specific matters in the absence of instructions from the beneficial owner of the shares) are counted as present for purposes of determining the presence or absence of a quorum for the meeting.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the meeting as specified in such proxies. As noted above, proxies will be voted for each proposal identified in the Notice of Annual Meeting and will be voted in the discretion of the proxy holder on any other matters that properly come before the meeting, if no voting instructions are indicated.

     The director will be elected by a plurality of the votes cast, in person or by proxy, at the meeting. The nominee receiving the highest number of affirmative votes of the shares voting on the election of the director will be elected as a director. Only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

     The affirmative vote of a majority of the shares entitled to vote at the meeting is required for approval of the amendment to our Certificate of Incorporation. Because the vote required to approve the amendment is a majority of the votes entitled to be cast, abstentions and broker non-votes have the same effect as a vote against approval of the amendment.

     For all other matters that may be submitted to stockholders at the meeting, including the proposal to approve the 2004 Stock Incentive Plan, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter will be required for approval. Shares abstaining and broker non-votes, since they are not voting on a matter, will not have the same effect as votes against the matter.

     Votes at the meeting will be tabulated by one or more inspectors of election appointed by the President and Chief Executive Officer.

                              ELECTION OF DIRECTOR
                                 (PROXY ITEM 1)

     Delcath's Board of Directors is divided into three classes of directors serving staggered three-year terms. As a result, approximately one-third of the Board of Directors will be elected each year. These provisions, together with the provisions of our Certificate of Incorporation and by-laws, allow only the Board of Directors to fill vacancies on or increase the size of the Board of Directors and would prevent a stockholder from removing incumbent directors and filling such vacancies with its own nominees in order to gain control of the Board of Directors. The staggering of the election of our directors may have the effect of delaying, deferring or discouraging a change of control. Delcath's by-laws provide that its Board of Directors will consist of not fewer than three members. The Board of Directors has fixed the current number of directors at five.

     A plurality of the votes cast by the holders of Common Stock present or represented by proxy and entitled to vote at the meeting is required for the election of a nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

     Delcath's Board of Directors has nominated the following person for election as the Class I director of Delcath at the Annual Meeting. The nominee is currently a member of Delcath's Board of Directors. The nominee and the year he first joined the Board of Directors is:

                          Year First Joined
      Nominee                   Board             Age      Current Position
      -------                   -----             ---      ----------------

   Daniel Isdaner               2001               39         Director


Background of Nominee for the Board of Directors

     Daniel Isdaner, 39, was appointed a Class I director of Delcath in 2001. His term expires at the 2004 Annual Meeting. Since 1994, Mr. Isdaner has been the owner and director of Camp Mataponi, Inc., a children's summer camp located in Naples, Maine. He also serves on the Board of Directors of the American Camping Association-New England Division and the Jewish Community Center of Southern New Jersey. Mr. Isdaner holds a B.S.B.A. degree from the Boston University School of Management.

     The Board of Directors unanimously recommends that you vote for the election of the nominee as a director of Delcath.

     The following individuals are currently directors of Delcath whose terms of office do not expire this year and who consequently are not nominees for re-election at the Meeting:

     Mark A. Corigliano, 40, was appointed a Class III director of Delcath in 2001. His term expires at the 2006 Annual Meeting. Since 1991, Mr. Corigliano has been Managing Director of Coast Cypress Associates, a company that designs and implements microcomputer systems. Since 1993, he has served as Officer and Manager of Special Projects for DC Associates, a restaurant management organization located in New York City. Mr. Corigliano also serves as Treasurer of Rolls Royce Owners' Club, a non-profit organization with 8,500 members worldwide. He holds a B.S. degree from Seton Hall University.

     Samuel Herschkowitz, M.D., 54, has been Chairman of the Board of Delcath since 1998 and Delcath's Chief Technical Officer since 1991. His term expires at the 2005 Annual Meeting. In 1987, he co-founded Venkol Ventures L.P. and Venkol Ventures, Ltd., two affiliated venture capital funds specializing in medical technology investments, which are no longer active. Dr. Herschkowitz is board certified in psychiatry and neurology. He is an assistant professor at New York University Medical Center and has held academic positions at Beth Israel Hospital, Mount Sinai Medical School and Downstate Medical Center. Dr. Herschkowitz graduated from Syracuse University and received his medical degree from Downstate Medical Center College of Medicine.

     M. S. Koly, 63, has been President, Chief Executive Officer and Treasurer of Delcath since 1998 and has served as a Director since 1988. His term expires at the 2005 Annual Meeting. From 1987 until June 1998, Mr. Koly managed Venkol Ventures, L.P. and Venkol Ventures, Ltd., firms he co-founded with Dr. Herschkowitz. From 1983 to 1987, Mr. Koly was president of Madison Consulting Corporation, a firm he founded. From 1978 to 1983, Mr. Koly was president of Becton-Dickinson Respiratory Systems. Prior to that time, he held various senior management positions at Abbott Laboratories, Stuart Pharmaceuticals and National Patent Development Corp. He received an M.B.A. in marketing and finance from Northwestern University.

     Victor Nevins, 82, was appointed a Class III director of Delcath in 2001. His term expires at the 2006 Annual Meeting. Since 1957, Mr. Nevins has been Chief Executive Officer of Max Abramson Enterprises, a medium size conglomerate headquartered in Flushing, New York. He also is a licensed real estate broker and, since 1962, has been the owner of Victor Nevins Realty. From 1968-1997, he served on the Board of Directors of Flushing Hospital and Medical Center as Vice President of the Board, member of the Finance Committee, Chairman of both the House and Grounds and Human Resources Committees and liaison to the Medical Board. He currently is a Director and past President of the Flushing Chamber of Commerce, a Director of the Flushing Merchants Association and a Director of the American Red Cross, North Shore Chapter.

     The following table provides information concerning the executive officers of Delcath.

              Name               Age              Office Currently Held
              ----               ---              ---------------------

           M. S. Koly             63      President, Chief Executive Officer and
                                                          Treasurer

   Samuel Herschkowitz, M.D.      54       Chief Technical Officer, Chairman of
                                                    the Board and Secretary

       Paul M. Feinstein          56               Chief Financial Officer

     A brief description of the business experience of Mr. Koly and Dr. Herschkowitz is set forth above. The following is a brief description of the business experience of Mr. Feinstein:


     Paul M. Feinstein. Paul M. Feinstein joined the company as Chief Financial Officer in October, 2003. From 1991-2002 he was Vice President/Finance for the New York Road Runners in New York, New York. From 1988-1990 he was the Controller of Mechanical Plastics, Inc. Prior to that he held senior financial positions with Holmes Protection Services, Jewelers Protection Services and Parade Publications and was with Coopers & Lybrand, the international accounting services firm. He is licensed to practice law in New York State. He holds a B.B.A. from Pace College, an LL.M. in Taxation from NYU School of Law and graduated from Albany Law School of Union University.


                   BOARD AND COMMITTEE MEETINGS AND FUNCTIONS

Attendance


     The Board of Directors met five times during year ended December 31, 2003. During 2003, each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.


     It is the Company's policy that, absent unusual or unforeseen circumstances, all of the directors are expected to attend annual meetings of stockholders. All of the directors attended the Company's 2003 Annual Meeting of Stockholders.

Compensation

     The Compensation and Stock Option Committee of the Board of Directors reviews the salaries and benefits of all officers and stock option grants to all employees, consultants, directors and other individuals compensated by the Company. The Compensation and Stock Option Committee is empowered by the Board of Directors to act independently. The Compensation and Stock Option Committee also administers the Company's stock option and other employee benefits plans. Currently, the members of the Compensation and Stock Option Committee are Daniel Isdaner and Mark A. Corigliano, each of whom is independent, as "independence" is defined in Rule 4200(a)(15) of the National Association of Securities Dealers. During 2003, the Compensation and Stock Option Committee met three times.

Audit

     The Audit Committee of the Board of Directors provides assistance to the Board in fulfilling its oversight responsibilities with respect to the Company's financial statements, the Company's system of internal accounting and financial controls and the independent audit of the Company's financial statements.

     Functions of the Audit Committee include:

     o the selection, evaluation and, where appropriate, replacement of the Company's outside auditors;

     o an annual review and evaluation of the qualifications, performance and independence of the Company's outside auditors;

     o the approval of all auditing services and permitted non-audit services provided by the Company's outside auditors;

     o the receipt of an annual communication from the Company's outside auditors as required by Independence Standards Board Standard No. 1;

     o the review of the adequacy and effectiveness of the Company's accounting and internal controls over financial reporting;

     o the review and discussion with management and the outside auditors of the Company's financial statements to be filed with the Securities and Exchange Commission; and

     o the preparation of a report for inclusion in the Company's annual proxy statement.

     All members of the Audit Committee must satisfy the independence and experience requirements of the Nasdaq Stock Market, Inc. and be free of any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment.


     A copy of the Audit Committee Charter as currently in effect is attached as Appendix A to this proxy statement.


     The Board has determined that at least one member of the Audit Committee is an audit committee financial expert (as defined in applicable rules of the Securities and Exchange Commission) based on such member's understanding of generally accepted accounting principles and financial statements, ability to assess the application of such principles in connection with accounting for estimates, accruals and reserves, experience in preparing, analyzing and evaluating financial statements, understanding of internal control over financial reporting and understanding of audit committee functions. The Board has determined that Mark A. Corigliano is an audit committee financial expert.

Nominating

     The Company does not have a separate nominating committee; the functions of selecting the nominees of the Board for election as directors is a function of the Board of Directors. The Board has determined that, in light of the Company's size, the number of its directors and the nature of its business, a separate nominating committee is not needed and that such procedures are appropriate. The Board believes that the specialized knowledge of the Company's President and Chief Executive Officer and its Chief Technical Officer (both of whom are also directors of the Company) enable them to provide substantial assistance to the Board in evaluating the qualifications of potential candidates for election as directors. The Board has, however, adopted a policy that no nominee for election as a director will be chosen by the Board unless the selection of such nominee is approved by a vote which includes the vote of a majority of the directors who are independent (as independence is defined in the rules of the Nasdaq Stock Market, Inc.).

Recommendations by Stockholders of Director Nominees

     The Board of Directors will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend a candidate for the Board to consider nominating for election as a director, the stockholder may submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and its stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate.

     The stockholder's submission must be accompanied by the written consent of the candidate to being nominated by the Board and the candidate's agreement to serve if nominated and elected.

     Any such submission should be directed to the Company's Board of Directors at its principal office, 1100 Summer Street, Stamford, Connecticut 06905. Copies of any recommendation received in accordance with these procedures will be distributed to each of the Company's directors. One or more of the Company's directors may contact the proposed candidate to request additional information.

     At the request of any director, the candidacy of the proposed nominee will be considered by the full Board. The Company will not, however, be obligated to notify a stockholder who has recommended a candidate for election as a director of the reasons for any action the Board may or may not take with respect to such recommendation.

Stockholder Communications with the Board of Directors

     The Board of the Company welcomes questions, comments and observations from stockholders concerning the policies and operation of the Board and about the general business and operation of the Company.


     Any stockholder wishing to communicate with the Board or with any specified director should address his or her communication to the Board of Directors or to the particular director(s) and send it to the Company's principal office at 1100 Summer Street, Stamford, Connecticut 06905. Unless otherwise requested by a stockholder in a separate written request accompanying the communication, stockholder communications to the Board or to specified director(s) will be initially reviewed by the Company's Chief Executive Officer or Chief Financial Officer. Communications that the reviewing officer determines relate to the Company's ordinary course of business will be responded to by the officer or his designee. Communications that the Chief Executive Officer or Chief Financial Officer determine do not relate to the Company's ordinary course of business or that he otherwise believes are appropriate for review by the directors will be forwarded to each of the directors. Actions, if any, to be taken in response to any stockholder communication will be in the discretion of the Board. At the request of the Board, the Chief Executive Officer will summarize any stockholder communications that are not forwarded on the basis that such communications relate to the ordinary course of the Company's business.


     The process for stockholder communication with the Board of Directors or with specified director(s) has been approved by the Company's Board, including by a majority of the Company's independent directors.

                          REPORT OF THE AUDIT COMMITTEE


     The Audit Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is comprised of Mark A. Corigliano and Victor Nevins, two non-employee directors who are "independent" within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers ("NASD") listing standards. The Audit Committee has the responsibility for reviewing the Company's accounting practices, internal accounting controls and financial results and is responsible for the engagement of the Company's independent auditors. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.


     The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented.

     The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditors' independence.

     Based on the review and discussions referred to in the foregoing three paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                                     MARK A. CORIGLIANO
                                                     VICTOR NEVINS


Dated: April 29, 2004


THE REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THAT DELCATH SPECIFICALLY INCORPORATES IT BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED TO BE FILED UNDER SUCH ACTS.

      Compensation and Other Information Concerning Directors and Officers

Executive Compensation

     The following table sets forth, for the years ended December 31, 2003, 2002 and 2001, certain compensation paid by the Company, including salary, bonuses and certain other compensation, to its Chief Executive Officer and all other executive officers whose annual compensation (including bonuses) for the year ended December 31, 2003 exceeded $100,000 (the "Named Executive Officers").


                                                                        Long-Term
                                                                       Compensation
                                       Annual Compensation               Awards
                                       -------------------               ------
                                                                         Securities
                                                                         Underlying     All Other
 Name and Principal Position     Year       Salary ($)    Bonus ($)      Options (#)   Compensation
 ---------------------------     ----       ----------    ---------      -----------   ------------

M. S. Koly, President,           2003        229,500      15,000 (1)      120,000          0
  Chief Executive Officer and    2002        187,500         0            100,000          0
  Treasurer                      2001        164,750      17,500 (2)      100,000          0


Samuel Herschkowitz,             2003        142,083       5,000 (1)       90,000          0
  Chairman of the Board          2002        136,667         0             30,000          0
  and Chief Technical Officer    2001        120,000      10,000 (2)       30,000          0

     (1) Bonuses were declared payable in January 2004.

     (2) Bonuses were declared payable in January 2002.

Option Grants in Last Fiscal Year

     Stock options were granted to the Named Executive Officers during the 2003 fiscal year as follows:


                        Number of Shares of    Percent of Total
                           Common Stock        Options Granted to
        Name              Underlying Option     Employees in 2002     Exercise Price ($/Sh.)   Expiration Date
        ----              -----------------     -----------------     ----------------------   ---------------

M. S. Koly                   120,000 (1)           57,1%                     1.03              August 25, 2008
S. Herschkowitz               90,000 (1)           42.9%                     1.03              August 25, 2008

------------------

(1) Options vest equally over two years on anniversary dates and have a term of five years.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

     The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the year ended December 31, 2003 and unexercised options held as of the end of 2003.


                                                                   Number of                Value of
                                                                  Securities              Unexercised
                                                                  Underlying              In-the-Money
                                                                  Unexercised               Options at
                        Shares                                   Options at FY-           FY-End ($) (1)
                       Received           Value Realized        End Exercisable/           Exercisable/
        Name         on Exercise               ($)                Unexercisable           Unexercisable
        ----         -----------          --------------        ----------------          -------------

M. S. Koly                0                     0               391,745/170,000            41,000/10,000
S. Herschkowitz           0                     0               189,836/105,000              4,800/3,000


-------------------


(1) Calculated based on the fair market value of $0.91 per share at the close of trading on December 31, 2003 as reported by The Wall Street Journal, minus the exercise price of the option.


Director Compensation

     Directors who are employees of Delcath do not currently receive any compensation for serving on the Board of Directors. Non-employee directors receive $750 for each meeting of the Board of Directors attended in person or participated in telephonically and are reimbursed for their expenses. For services in 2003, each of Mr. Corigliano, Mr. Isdaner and Mr. Nevins received a bonus of $1,000 that was paid in 2004.

     On August 25, 2003, Delcath's Compensation and Stock Option Committee granted stock options to the non-employee directors of Delcath, at an exercise price equal to $1.03 per share, the fair market value at the close of trading on that date as reported by The Wall Street Journal. Each of Mr. Corigliano, Mr. Isdaner and Mr. Nevins received a non-qualified stock option to purchase 75,000 shares. These options vest equally over two years on the anniversary of grant and have a term of five years. Information about options granted during 2003 to Mr. Koly and Dr. Herschkowitz, who are also Named Executive Officers is included above under "Option Grants in Last Fiscal Year."

Key Employee Agreements

     On October 1, 2003, Delcath amended and restated the employment agreements with M. S. Koly and Samuel Herschkowitz, M.D. Mr. Koly's amended employment agreement provides for a base salary of $275,000, and Dr. Herschkowitz's amended employment agreement provides for a base salary of $155,000 per annum. Both agreements have an initial term of three years. Thereafter, the term automatically renews for successive one-year periods unless Mr. Koly or Dr. Herschkowitz, as the case may be, gives notice of non-renewal.


     In the event of termination by the Company without cause, whether or not due to a change in control (as defined in the employment agreement), Mr. Koly is entitled to a lump sum severance payment equal to twice the sum of his then effective base salary, the average of his bonuses for the three years preceding termination and the annual cost of his fringe benefits (other than stock options and similar benefits). In the event Dr. Herschkowitz's employment is terminated by the Company without cause or by Dr. Herschkowitz following a material change, without his consent, in his duties or responsibilities, Dr. Herschkowitz will be entitled to a lump sum severance payment equal to twice the sum of his then effective base salary, the average of his bonuses for the three years preceding termination and the annual cost of his fringe benefits.

     In each case, at the election of the employee, the Company will also be obligated to pay him the excess of the aggregate fair market of shares subject to options held by him over the aggregate exercise price of such options. Termination payments to each would be reduced to the extent such payments would be subject to an excise tax as "excess parachute payments" under applicable federal tax law.


Change of Control Payments

     In 2004, the Compensation and Stock Option Committee approved payments to its directors (including officers who are also directors) in the case of a hostile takeover of the Company. The payment would, in each case be determined by multiplying the excess of the price per share paid in the takeover transaction over the fair market value per share on December 11, 2003 multiplied by a number of shares (that would be subject to adjustment in the event of stock dividends, stock splits or recapitalizations). Such numbers are 500,000 in the case of Mr. Koly and 300,000 each in the case of Dr. Herschkowitz, Mr. Corigliano, Mr. Isdaner and Mr. Nevins. In the event of a hostile takeover, each non-employee director would also receive a $100,000 cash payment in recognition of past service. See also, "Key Employee Agreements," above.

           SECURITY OWNERSHIP BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of the Record Date, certain information regarding the ownership of Delcath's voting securities by (i) each person who, to the knowledge of Delcath, beneficially owned more than 5% of Delcath's voting securities outstanding on such date, (ii) each director (or nominee for director) of Delcath, (iii) each Named Executive Officer and (iv) all directors and executive officers as a group.

                  Directors,                    Shares          Percentage of
              Executive Officers             Beneficially       Common Shares
           and 5% Stockholders (1):            Owned (2)       Outstanding (3)
           ------------------------            ---------       ---------------

    M. S. Koly (4)                             1,454,138            12.3%
    Venkol Trust (5)                           1,072,649             9.3%
    Samuel Herschkowitz, M.D. (6)                138,079             1.2%
    Mark A. Corigliano (8)                        58,000             0.5%
    Daniel Isdaner (9)                            60,500             0.5%
    Victor Nevins (10)                            67,100             0.6%
    All  directors and executive officers
     as a group (six persons) (1)              1,777,817            14.7%


* Less than 1% of total voting securities

(1) Except as otherwise noted in the footnotes to this table, each person or entity named in the table has sole voting and investment power with respect to all shares owned, based on the information provided to us by the persons or entities named in the table.


(2) Shares of Common Stock subject to options or warrants exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage owned by the person or entity holding such options or warrants.

(3) Percentage of beneficial ownership is calculated on the basis of the amount of outstanding securities (Common Stock) at the Record Date (11,498,626 common shares) plus, for each person or entity, any securities that person or entity has the right to acquire within 60 days pursuant to stock options or other rights.

(4) Mr. Koly is a director of Delcath. Includes 76,007 shares held by Mr. Koly and 1,072,649 shares held by the Venkol Trust of which Mr. Koly has a pecuniary interest in approximately 181,000. The figure above also includes the vested portion (305,482 shares) of stock options to purchase shares of the Common Stock.

(5) Mr. Koly is the trustee of the Venkol Trust and is deemed the beneficial owner of its shares because of his voting power. Mr. Koly has a pecuniary interest in approximately 181,000 of such shares.


(6) Dr. Herschkowitz is the Chairman of the Board of Directors of Delcath. The figure above excludes approximately 181,000 shares held by the Venkol Trust in which Dr. Herschkowitz has a pecuniary interest. The figure consists of the vested portion (138,079 shares) of stock options to purchase shares of Common Stock.

(7) Mr. Corigliano is a director of Delcath. The figure above represents 11,500 shares owned directly by him, and 1,500 shares issuable upon exercise of warrants. The figure above also includes the vested portion (45,000 shares) of stock options to purchase shares of Common Stock.

(8) Mr. Isdaner is a director of Delcath. The figure above represents 8,000 shares directly owned by him or jointly with his wife, and 7,500 shares issuable upon exercise of warrants. The figure above also includes the vested portion (45,000 shares) of stock options to purchase shares of Common Stock.

(9) Mr. Nevins is a director of Delcath. The figure above represents 16,100 shares owned directly by him, and 4,000 shares issuable upon exercise of warrants. The above figure also represents 1,000 shares owned directly by his wife, and 1,000 shares issuable upon exercise of warrants owned by her. The figure above also includes the vested portion (45,000 shares) of stock options to purchase shares of Common Stock.


(10) The number of shares beneficially owned by all directors and executive officers as a group includes 592,561 shares of Common Stock issuable within 60 days of the Record Date upon exercise of stock options granted to directors and executive officers pursuant to our various stock option plans and 14,000 shares of Common Stock issuable upon exercise of warrants.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers, and persons who are beneficial owners of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission (the "Commission") reports of their ownership of the Company's securities and of changes in that ownership. To the Company's knowledge, based upon a review of copies of reports filed with the Commission with respect to the fiscal year ended December 31, 2003, and except as noted below, all reports required to be filed under Section 16(a) by the Company's directors and officers and persons who were beneficial owners of more than ten percent of the Company's Common Stock were timely filed.

     Each of the directors and officers was late in reporting the grant of options to him in August 2003. In addition, Dr. Herschkowitz was late in filing one report relating to two transactions that occurred in 2003.

                    AMENDMENT OF CERTIFICATE OF INCORPORATION
                                 (PROXY ITEM 2)

     Under our Certificate of Incorporation, as currently in effect, we are authorized to issue up to 35 million shares of Common Stock. On March 25, 2004, the Board of Directors approved an amendment to our Certificate of Incorporation to increase the authorized shares of Common Stock to 70 million, subject to stockholder approval at the Annual Meeting. Under our Certificate of Incorporation, we are also authorized to issue up to 10 million shares of preferred stock. As of the date hereof, we have no shares of our preferred stock outstanding. If the proposed amendment to our Certificate of Incorporation is approved and becomes effective, the number of shares of preferred stock we are authorized to issue would remain unchanged at 10 million. The par value of both the Common Stock and the preferred stock would also remain unchanged.

     If the proposal to amend our Certificate of Incorporation is approved, the first paragraph of Article FOURTH of our Certificate of Incorporation would be restated to read as follows

          FOURTH: The total number of all classes of shares of stock which the Corporation shall have authority to issue is eighty million (80,000,000) shares, consisting of ten million (10,000,000) shares of Preferred Stock with a par value of $0.01 per share, and seventy million (70,000,000) shares of Common Stock with a par value of $0.01 per share.


     Principally as a result of our public offering of Common Stock and warrants to purchase Common Stock in 2003, our private placements of Common Stock and warrants to purchase Common Stock in 2004 and related transactions and the terms of our Stockholder Rights Agreement, the number of shares of our Common Stock outstanding or reserved for issuance has increased significantly. The following table presents information as of the Record Date with respect to our Common Stock outstanding or reserved for issuance.


          Number of
           Shares                       Explanation
           ------                       -----------

         11,498,626   Shares outstanding
          1,788,705   Warrants that were issued prior to December 31, 2002 that
                      remain outstanding
          2,575,480   Warrants that were issued in connection with our public
                      offering in 2003 that remain outstanding
            371,872   Warrants that were issued in connection with our private
                      placements in 2004 that remain outstanding
          1,251,549   Shares reserved for purposes of options that are
                      outstanding or may be granted under our option plans
         17,486,232   Shares reserved for potential issuance pursuant to our
                      Stockholder Rights Agreement
        ------------
         34,972,464
        ============


     If the 2004 Stock Incentive Plan is approved at the Annual Meeting, an additional 3,000,000 shares will be reserved for possible issuance pursuant to that Plan and an equal number would need to be reserved under our Stockholder Rights Agreement.

     We currently have no specific plans to issue additional shares other than as may be required upon the exercise of outstanding options and warrants. Nevertheless, the Board of Directors believes that in the future the Company will need additional capital and that the sale of additional common equity will likely be the preferable way of obtaining such capital. The Board is requesting approval of the proposed amendment at this time so that the Company may take advantage of favorable financing opportunities that may become available to it.

     Holders of our Common Stock are entitled to one vote per share on all matters to be voted on by stockholders and to receive such dividends, if any, that are declared by the Board of Directors. The Common Stock has no other rights and there are no preemptive or sinking fund provisions applicable to the Common Stock.


     Pursuant to our Stockholder Rights Agreement, rights to purchase Common Stock will accompany each additional share of Common Stock issued prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date (as those terms are defined in the Stockholder Rights Agreement). The Stockholder Rights Agreement also provides that at all times, we must reserve for issuance that number of shares of Common Stock that would be issuable upon the exercise of the rights to purchase Common Stock in accordance with the terms of the Stockholder Rights Agreement.


     Once authorized, the additional shares of Common Stock may be issued with approval of the Board of Directors but without further approval of our stockholders unless stockholder approval is required by applicable law, rule or regulation. If the proposed amendment becomes effective, it could, under certain circumstances, have an anti-takeover effect, although that is not its intention. For example, if we were the subject of a hostile takeover attempt, we could try to impede the takeover by issuing shares of Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost of the takeover. The Board of Directors is not aware of any attempt or plan to acquire control of Delcath, and this proposal is not being presented as an anti-takeover device.

     In the event the stockholders vote in favor of this proposal, we intend to amend our Certificate of Incorporation promptly thereafter to provide for the increase in authorized common stock. If the stockholders do not approve the amendment, then the number of authorized shares of common stock will remain at 35 million.

Recommendation of the Board of Directors

     The Board of Directors, which unanimously approved the amendment to our Certificate of Incorporation, recommends a vote `FOR" this proposal.


                      APPROVAL OF 2004 STOCK INCENTIVE PLAN
                                 (PROXY ITEM 3)

     Effective March 25, 2004, subject to stockholder approval at the Annual Meeting, the Board of Directors adopted the 2004 Stock Incentive Plan pursuant to which various opportunities to acquire up to 3,000,000 shares of Common Stock would be available pursuant to the grant or exercise of stock options, stock appreciation rights, restricted stock or deferred stock on the terms described below. The Stock Incentive Plan will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting.

     The Board of Directors believes that the well-recognized benefits of stock incentive plans outweigh any burden on or dilution of the Common Stock as a result of awards under the Stock Incentive Plan, including (i) encouraging the acquisition by key officers, directors, employees and consultants of a proprietary interest in the Company, (ii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price of the Common Stock and (iii) a better alignment of the interests of officers, directors, employees and consultants with the interests of the Company's stockholders.

     The Board believes that the size of the Stock Incentive Plan is appropriate.

     The following brief summary of certain features of the Stock Incentive Plan is qualified in its entirety by reference to the full text of the Stock Incentive Plan, which is attached as Appendix B.

Summary of the Stock Incentive Plan


     Stock Options. Stock options may be either "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code) or nonstatutory stock options. The exercise price per share that may be acquired on exercise of a stock option will be determined by the Compensation and Stock Option Committee at the time of grant and generally will be not less than the fair market value per share on the date of grant. Generally, options will have a term of five years (or as of the date of termination of employment to the extent exercisable at that date if the participant terminates employment) and will become exercisable ratably over five years, but the Committee has the authority of provide for other terms or other exercise schedules. Payment may be made in cash or in the form of unrestricted shares the participant already owns or by other means as determined by the Committee including "cashless" exercises. The right to exercise an option may be conditioned on the completion of a period of service or other conditions.

     Stock Appreciation Rights. Stock appreciation rights (SAR's) entitle a participant to receive an amount in cash, shares or both, equal to (i) the excess of the fair market value of one share on the date of exercise over the fair market value on the date of grant multiplied by (ii) the number of shares to which the SAR relates. The right to exercise an SAR may be conditioned on the completion of a period of service or other conditions. Generally, participants will be given five years in which to exercise an SAR or by the date of termination of employment to the extent exercisable at that date if a participant terminates employment.


     SAR's may be granted independently or in conjunction with the grant of a stock option. If an SAR is granted in conjunction with a stock option, the exercise of either the SAR or the stock option will reduce the number of shares covered by the related stock option or SAR, as the case may be.

     Shares of Restricted Stock. Restricted Stock may also be awarded under the Stock Incentive Plan, which is the grant of shares of Common Stock that requires the completion of a period of service or the attainment of specified performance goals by the participant or the Company or such other criteria as the Compensation and Stock Option Committee may determine in order to retain the shares. Upon a participant's Termination of Employment (as defined in the Stock Incentive Plan), the restricted stock still subject to restriction generally will be forfeited by the participant. The Compensation and Stock Option Committee may waive these restrictions in the event of hardship or other special circumstances.


     Stock Grants. Stock Grants are shares that can be awarded to a participant that may be delivered immediately or in the future, at a specified time and under specified circumstances. The Compensation and Stock Option Committee will determine the participants to whom, and the time or times at which, Stock Grants may be awarded, the number of shares covered by the Stock Grant to be awarded to any participant, the duration of the period, if any, during which, and the conditions under which, receipt of the shares will be deferred and any other terms and conditions of the Stock Grant.


     Amendments and Modifications. The Stock Incentive Plan is not limited as to its duration. The Board of Directors may amend, alter or discontinue the Stock Incentive Plan, subject to certain limits.

     Change in Control. In the event of a Change in Control (as defined in the Stock Incentive Plan) of the Company:

     o all SAR's and Stock Options outstanding as of the date of such Change in Control which are not then exercisable and vested will become fully exercisable and vested to the full extent of the original grant; and


     o any restrictions and deferral limitations applicable to any shares of Restricted Stock and shares covered by Stock Grants will lapse, and such shares of Restricted Stock and shares covered by the Stock Grants will become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

     For purposes of the Stock Incentive Plan, a Change in Control includes any transaction which would result in any person's acquiring ownership, directly or indirectly, of 20% or more of the Company's outstanding Common Stock or the voting power of the Company other than as a result of specified transactions, certain changes in the members of the Board of Directors, certain corporate transactions (such as a merger) and the sale of substantially all of the Company's assets.


Certain Federal Income Tax Consequences

     The following summary of tax consequences with respect to awards granted under the Stock Incentive Plan is not comprehensive and is based upon laws and regulations in effect on the date hereof. Such laws and regulations are subject to change. The summary is intended for the information of stockholders in considering how to vote and not as tax guidance to participants in the Stock Incentive Plan. Participants in the Stock Incentive Plan should consult their own tax advisors as to the tax consequences of participation in the Stock Incentive Plan.

     Stock Options. Stock options granted under the Stock Incentive Plan may be either stock options qualified under Section 422 of the Internal Revenue Code ("ISO's") or options that are not ISO's, referred to herein as "NQSO's." There are generally no federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Internal Revenue Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years from the date of grant or one year from the date of exercise, the option holder will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain.

     On exercise of a NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation subject to income and payroll taxes and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of a NQSO will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of the exercise but will have no consequences for the Company.

     Stock Appreciation Rights. Upon the grant of an SAR, the participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an SAR, the consideration paid to the participant will constitute compensation taxable to the participant as ordinary income. The amount of the consideration paid to the participant upon exercise of an SAR for Common Stock of the Company is the fair market value of the shares on the date of exercise less the fair market value on the date of grant. The

Company generally will be entitled to a deduction for federal income tax purposes in an amount equal to the compensation taxable to the participant (including payroll taxes thereon).

     Other Awards. With respect to awards granted under the Stock Incentive Plan that result in the payment or issuance of cash or shares of Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received on the date any such restrictions lapse. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant. With respect to awards involving the issuance of shares of Common Stock of the Company or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received as of the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to the ordinary income received by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, he would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. The participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other restricted property.

     Parachute Payments. In the event any payments or rights accruing to a participant upon a Change in Control, or any other payments awarded under the Incentive Stock Plan, constitute "parachute payments" under Section 280G of the Internal Revenue Code, depending upon the amount of such payments accruing and the other income of the participant from the Company, the participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

Plan Benefits to Executive Officers and Directors

     Since the grant of awards under the Stock Incentive Plan is within the discretion of the Compensation and Stock Option Committee, the Company cannot determine the amount of awards that may be made to the Company's executive officers named in the Summary Compensation table, its executive officers as a group, its non-executive directors or its non-executive officer employees as a group.

Value of Common Stock Reserved under the Stock Incentive Plan

     Based on the closing price of the Company's Common Stock on April 14, 2004, the fair market value of the shares reserved for the 2004 Stock Incentive Plan was $8,220,000.

Recommendation of the Board of Directors

     The Board of Directors, which unanimously approved the adoption of the 2004 Stock Incentive Plan, recommends a vote `FOR" this proposal.


                              INDEPENDENT AUDITORS

     Eisner LLP, New York, New York, has audited the Company's financial statements for the years ended December 31, 2002 and 2003.

     A representative of Eisner LLP is expected to be in attendance at the Annual Meeting, to have an opportunity to make a statement if the representative desires to do so and to be available to respond to appropriate questions.

Audit Fees


     Audit Fees. Eisner LLP billed Delcath $65,500 for professional services rendered for the audit of Delcath's annual financial statements for each of 2002 and 2003, and the reviews of the financial statements included in the Delcath's Quarterly Reports on Form 10-QSB filed for the first three quarters of 2002 and 2003.


     Audit Related Fees. During the years 2002 and 2003, Eisner LLP did not provide audit related services to the Company.

     Tax Fees. During 2002 and 2003, Eisner LLP did not provide tax services to the Company.


     All Other Fees. Eisner LLP billed Delcath $69,500 for 2002 and $19,775 for 2003 for other fees. These fees were for professional services rendered in connection with the Registration Statement we filed in December 2002 with the Securities and Exchange Commission and subsequent amendments which Registration Statement became effective in 2003.


     As previously reported, on April 12, 2002, KPMG LLP resigned as Delcath's independent auditors. The report of KPMG on Delcath's balance sheet as of December 31, 2001 and the related statements of operations, stockholders' equity and cash flows for each of the years in the two-year period ended December 31, 2001 and for the period from August 5, 1988 (inception) to December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. During 2002, the Company paid $11,000 in fees to KPMG LLP.

     In connection with the audits of the periods described above, and the subsequent interim period through April 12, 2002, there were no disagreements between Delcath and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its reports.

     On April 25, 2002, Delcath engaged Eisner LLP as its independent auditors.


                              STOCKHOLDER PROPOSALS


     It is contemplated that the next Annual Meeting of Stockholders will be held on or about June 14, 2005. To be eligible for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2005 Annual Meeting of Stockholders, proposals must be addressed to the Secretary of Delcath and must be received at Delcath's principal executive offices not later than December 31, 2004. In order to avoid controversy as to the date on which a proposal was received by Delcath, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by Certified Mail, Return Receipt Requested.

     If any stockholder proposes to make any proposal at the 2005 Annual Meeting of Stockholders which proposal will not be included in Delcath's proxy statement for such meeting, such proposal must be received by March 23, 2005 to be considered timely for purposes of Rule 14a-4(c) under the Securities Exchange Act of 1934. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how Delcath intends to exercise its discretion to vote on each such matter if it is presented at that meeting.

                            EXPENSES AND SOLICITATION

     The costs of printing and mailing proxies will be borne by Delcath. In addition to soliciting stockholders by mail or through its regular employees, Delcath may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of Delcath registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of Delcath may also be made of some stockholders following the original solicitation.

                                 OTHER BUSINESS

     The Board of Directors knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

                                        By Order of the Board of Directors



                                        M. S. KOLY,
                                        President and Chief Executive Officer

                                                                      APPENDIX A


                              DELCATH SYSTEMS, INC.
                             AUDIT COMMITTEE CHARTER
                             (adopted June 15, 2000,
                             revised March 25, 2004)

     This charter (this "Charter") governs the operations of the audit committee (the "Committee") of the board of directors (the "Board") of Delcath Systems, Inc., a Delaware corporation (the "Company").

Purpose of the Audit Committee
------------------------------

     The Committee is a part of the Board. Its primary function is to provide assistance to the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission (the "SEC"); (ii) the system of internal accounting and financial controls that management has established; and (iii) the independent audit of the Company's financial statements.

     The Committee will have the authority and perform the specific functions described below. It is the responsibility of the Committee, in performing its functions, to provide available avenues of communication among the Company's independent audit firm (the "Outside Auditors"), the Company's management and the Board. The Committee should have a clear understanding with the Outside Auditors that they must maintain an open relationship with the Committee and that the ultimate accountability of the Outside Auditors is to the Committee and to the Board, as representatives of the Company's stockholders.

Composition of the Committee
----------------------------

     The Committee shall be comprised of such number of directors as may be determined by the Board; provided, however, that the number of members of the Committee shall not be fewer than the number required from time by applicable rules of the SEC or any registered securities exchange or national securities association on which any securities of the Company are listed or quoted. Each member of the Committee shall: (a) satisfy the independence and experience requirements of the Nasdaq Stock Market, Inc. ("Nasdaq"), the listing standards of any other securities exchange or association on which the Company's securities are traded and the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the SEC adopted thereunder and (b) be free from any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee must be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member shall have accounting or related financial management expertise which results in the member's financial sophistication. To the extent reasonably feasible, at least one member of the Committee shall qualify as an "audit committee financial expert" as defined by the SEC, as determined annually by the Board.

     The members of the Committee will be designated no less frequently than annually by the Board. One of the members of the Committee will be designated Committee Chairman by the Board. The determination of the "independence" of each Committee member and the designation of one or more Committee members as "audit committee financial experts," shall be made by the Board at least annually.

Meetings; Organization; Attendance
----------------------------------

     The Committee shall meet at least four times annually and as many additional times as the Chairman or the Committee deems necessary or at the request of the Outside Auditors. The Committee shall meet in separate executive sessions with the Chief Financial Officer of the Company and the Outside Auditors (and may meet separately with the Outside Auditors if the Committee so chooses) at least once a year and at other times when considered appropriate.

     The operations of the Committee shall be subject to the provisions of the Company's Certificate of Incorporation and By-laws, as each shall be in effect from time to time. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter; (b) any provision of the Company's Certificate of Incorporation or By-laws or (c) Delaware or any other applicable law.

     Committee members will strive to be present at all meetings of the Committee. As necessary or desirable, the Committee Chairman may request that members of management, outside legal counsel and the Outside Auditors be present at Committee meetings and provide information to the Committee.

Committee Authority and Specific Functions
------------------------------------------

     In assisting the Board in its oversight role, the Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants and approve their retention terms. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the Outside Auditors for the purpose of rendering or issuing an audit report or related work and to any outside advisors retained by the Committee.

     In carrying out its responsibilities, the Committee's policies and procedures should remain flexible, in order to react appropriately to changing conditions and to ensure to the Board and the Company's stockholders that the accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality. In carrying out these responsibilities, the Committee shall, to the extent it deems necessary and appropriate, perform the following functions:

     o The Committee shall have the sole authority and responsibility to select, evaluate and, where appropriate, replace the Outside Auditors. The Committee shall be directly responsible for approving the level of compensation to be paid to the Outside Auditors and the oversight of the work of the Outside Auditors (including resolution of disagreements between management and the Outside Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Outside Auditors shall report directly to the Committee.

     o The Committee shall annually review and evaluate the qualifications, performance and independence of the Outside Auditors' lead audit partner and assure regular rotation of the lead audit partner and reviewing partner as required by law and evaluate the appropriateness of rotating the independent audit firm and provide its conclusions to the Board. The Committee shall review and approve the Company's hiring of employees and former employees of the Company's current and former Outside Auditors.

     o The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the Outside Auditors, subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the Committee at its next scheduled meeting.

     o On at least an annual basis, the Committee shall obtain from the Outside Auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. In addition, the Committee shall review with the Outside Auditors the nature and scope of any disclosed relationships or professional services and take appropriate action, if necessary, to ensure the continuing independence of the Outside Auditors.

     o The Committee shall meet with the Outside Auditors and management of the Company to review the scope and general intent of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized during the course of the audit. The Committee shall determine whether any limitations have been placed on the scope or nature of the Outside Auditors' audit procedures and shall also inquire about the cooperation received by the Outside Auditors from Company personnel during their audit, including their access to all requested Company records, data and information. At the conclusion of the annual audit, the Committee shall review such audit, including any comments or recommendations of the Outside Auditors.

     o The Committee shall review with the Outside Auditors and management the adequacy and effectiveness of the accounting and internal controls over financial reporting of the Company and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. At such times as may be required under applicable laws and regulations, the Committee shall also review and discuss with management and the Outside Auditors (a) any annual report prepared by management with respect to the Company's internal control over financial reporting and (b) any attestation report pertaining thereto delivered by the Outside Auditors. The Committee shall also obtain from the Outside Auditors periodic assurances that they are complying with all provisions of applicable law which require the Outside Auditors, if they detect or become aware of any illegal act, to assure that the Committee is adequately informed and to provide a report if they have reached specified conclusions with respect to such illegal acts.

     o The Committee shall discuss in advance with management the Company's practices with respect to the types of information to be disclosed and the types of presentations to be made in earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information (if any), and financial information and earnings guidance; and shall also discuss with management and the Outside Auditors the effect of off-balance sheet structures, if any.

     o The Committee shall review and discuss the quarterly financial statements with management and the Outside Auditors prior to the filing of each quarterly report on Form 10-QSB (and prior to the press release of results, if possible) to determine that the Outside Auditors do not take exception to the disclosure and content of the financial statements, and shall also discuss any other matters required to be communicated to the Committee by the Outside Auditors under generally accepted accounting standards. The Chairman of the Committee may represent the entire Committee for purposes of this review.

     o The Committee shall review and discuss with management and the Outside Auditors the financial statements to be included in the Company's annual report under the Exchange Act, to determine that the Outside Auditors are satisfied with the disclosure and content thereof. The Committee shall also review and discuss with management and the Outside Auditors: (a) the results of their analysis of significant financial reporting issues and practices including changes in, or adoptions of, accounting principles and disclosure practices; (b) the Outside Auditors' judgment about the quality, not just the acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements; (c) any matters required to be communicated to the Committee by the Outside Auditors under generally accepted auditing standards and (d) any other reports of the Outside Auditors required by law or professional auditing standards, including reports on: (i) critical accounting policies and practices used in preparing the financial statements; (ii) alternative treatments of financial information discussed with management, ramifications of such alternative disclosures and treatments, and the treatment preferred by the Outside Auditors; and (iii) other significant written communications between the Outside Auditors and Company management, such as any management letter issued or proposed to be issued, and a schedule of unadjusted differences, if any.

     o The Committee must be satisfied that adequate procedures are in place for the review of the Company's disclosure (whether in filings with the SEC, press releases or other published documents) of financial information derived or extracted from the Company's financial statements. The Committee shall consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     o The Committee shall review disclosures, if any, made by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Company's periodic reports regarding:
          (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to affect adversely the Company's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls over financial reporting.

     o The Committee shall prepare and publish a Committee report for inclusion in the Company's annual proxy statement and provide any additional disclosures in the proxy statement or the Company's annual report under the Exchange Act or as may be required to be made under the rules and regulations of the SEC or Nasdaq.

     o The Committee shall discuss with the Outside Auditors the quality of the Company's financial and accounting personnel and shall also elicit the comments of management regarding the responsiveness of the Outside Auditors to the Company's needs.

     o The Committee shall review and approve any "related-party" transactions (as defined in SEC regulations) involving the Company and officers, directors or stockholders beneficially owning more than 10% of any class of equity security of the Company.

     o Generally as part of its review of the annual financial statements, the Committee shall have access to and receive oral reports, if desired, from the Company's outside counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

     o The Committee shall consider such other matters in relation to the financial affairs of the Company and in relation to the audit of the Company's financial statements as the Committee may, in its discretion, determine to be advisable and shall perform any other duties consistent with this Charter, the Company's Certificate of Incorporation, By-laws and governing laws as the Committee or the Board deems necessary.

     o The Committee shall obtain the Board's approval of this Charter, review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     o The Committee shall annually review the Committee's own performance and present a report to the Board of the performance evaluation of the Committee.

Receipt and Treatment of Complaints
-----------------------------------

     The Committee shall establish and oversee procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, auditing or other matters, and for the confidential or anonymous submission by employees of the Company of concerns regarding questionable accounting, auditing or other matters.

Limitation of Committee's Role
------------------------------

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the financial reporting process, including the system of internal control over financial reporting and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company's Outside Auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee's responsibility is to oversee and review these processes. The members of the Committee are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. Each member of the Committee shall be entitled to rely on information, opinions, reports or statements, including financial statement and other financial data, prepared or presented by officers and employees of the Company, legal counsel, the Outside Auditors or other persons with professional or expert competence.

                                                                     APPENDIX B


                              DELCATH SYSTEMS, INC.

                            2004 Stock Incentive Plan

                                   ARTICLE I

                                  ESTABLISHMENT

     1.1. Purpose. The Delcath Systems, Inc. 2004 Stock Incentive Plan is hereby established by Delcath Systems, Inc. (the "Company"). The purpose of this Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in this Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth.

                                   ARTICLE II

                                   DEFINITIONS

     For purposes of this Plan, the following terms are defined as set forth below:

     2.1. "Affiliate" means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2. "Agreement" or "Award Agreement" means any agreement entered into pursuant to this Plan pursuant to which an Award is granted to a Participant.

     2.3. "Award" means any Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share granted to a Participant under the Plan.

     2.4. "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.5. "Board of Directors" or "Board" means the Board of Directors of the Company.

     2.6. "Cause" shall mean, for purposes of whether and when a Participant has incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission constituting gross misconduct with respect to the Company or an Affiliate in any material respect.

     2.7. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 11.2 and 11.3, respectively.

     2.8. "Code" or "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.9. "Commission" means the Securities and Exchange Commission or any successor agency.

     2.10. "Committee" means the person or persons appointed by the Board of Directors to administer this Plan, as further described herein; provided, however, the Committee shall consist of directors who are "disinterested" persons or "non-employees" within the meaning of Rule 16b-3 and each of whom is an "outside" director under Section 162(m) of the Code.

     2.11. "Common Stock" means the shares of the Common Stock, $0.01 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of this Plan.

     2.12. "Company" means Delcath Systems, Inc., a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.13. "Covered Employee" means a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.


     2.14. "Disability" means a mental or physical illness that entitles the Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.


     2.15. "Effective Date" means March 25, 2004.

     2.16. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2.17. "Extraordinary Termination of Employment" means the Termination of Employment of the Participant due to death, Disability or Retirement.

     2.18. "Fair Market Value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value per share by Common Stock as of any date shall be the closing bid or sale price per share, as the case may be, reported on a consolidated basis for stock listed on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no bid or sale, as the case may be, on that date, then on the last previous day on which a sale or bid, as the case may be, was reported.

     2.19. "Grant Date" means the date that as of which an Award is granted pursuant to this Plan.

     2.20. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.21. "Non-Qualified Stock Option" means an Option to purchase Common Stock in the Company granted under this Plan the taxation of which is pursuant to
Section 83 of the Code.

     2.22. "Option Period" means the period during which the Option shall be exercisable in accordance with the related Agreement and Article VI.

     2.23. "Option Price" means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3.

     2.24. "Participant" means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Stock Option to the extent intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the employee.

     2.25. "Plan" means this Delcath Systems, Inc. 2004 Stock Incentive Plan, as the same may be amended from time to time.

     2.26. "Representative" means (a) a person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of such Participant or pursuant to the laws of the jurisdiction in which such Participant had such Participant's primary residence at the date of such Participant's death; (b) the person or entity acting as the guardian or temporary guardian of such Participant; (c) the person or entity which is the Beneficiary of such Participant upon or following such Participant's death; or
(d) any person to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.27. "Restricted Stock" means an award of Common Stock under Article VIII that is subject to certain restrictions and a risk of forfeiture.

     2.28. "Retirement" means the Participant's Termination of Employment after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65.

     2.29. "Rule 16b-3 and Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to this Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

     2.30. "Stock Appreciation Right" means a right granted under Article VII.


     2.31. "Stock Grant" means an award made pursuant to Article IX to receive Common Stock either upon grant or at the end of a specified period.


     2.32. "Stock Option" or "Option" means a right to purchase stock on specified conditions granted under Article VI.

     2.33. "Termination of Employment" means the occurrence of any act or event whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including without limitation, death, Disability, dismissal, severance at the election of the person, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of this Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the employee shall not immediately thereafter become an employee of the Company or an Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III


                                 ADMINISTRATION

     3.1. Committee Structure and Authority. This Plan shall be administered by the Committee which shall be comprised of one or more persons. The Committee shall be the Compensation and Stock Option Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose purpose is the administration of this Plan. In the absence of an appointment, the Board or the portion that qualifies as the Committee shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephonic meetings) and the acts of a majority of the members present shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under this Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of it members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of this Plan:

          (a) to select those persons to whom Awards may be granted from time to time;

          (b) to determine whether and to what extent Awards are to be granted hereunder;

          (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation; any exercise acceleration or forfeiture waiver or any performance criteria regarding any Award and the shares of Common Stock relating thereto);

          (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 12.1;

          (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

          (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

          (h) to provide for the form of any Agreement to be utilized in connection with this Plan;

          (i) to determine whether a Participant has a Disability or a Retirement;

          (j) to determine what securities law requirements are applicable to this Plan, the Awards, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

          (k) to cancel, with the consent of the Participant or as otherwise provided in this Plan or an Agreement, outstanding Awards;

          (l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under this Plan;

          (m) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate for Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

          (n) to determine whether and with what effect an individual has incurred at Termination of Employment;

          (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

          (p) to determine the restrictions or limitations on the transfer of Common Stock;

          (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under this Plan or the terms of an Agreement;

          (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

          (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

          (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Agreement) and otherwise to supervise the administration of this Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of this Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of such Award or, unless in contravention of any express terms of this Plan or the Agreement relating to such Award, at any time thereafter. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                   ARTICLE IV

                              STOCK SUBJECT TO PLAN

     4.1. Number of Shares. Subject to the adjustment under Section 4.6, the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under this Plan shall be 3,000,000 shares of Common Stock.

     4.2. Release of Shares. The Committee shall have full authority to determine the number of shares of Common Stock available for Award, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Award, any shares of Common Stock subject to any Award that are forfeited, any Award that otherwise terminates without issuance of shares of Common Stock or payment of cash being made to the Participant.


     4.3. Restrictions on Shares. Shares of Common Stock issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded); (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, provided, however, that the Company shall have no obligation to effect any such registration or qualification; and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.


     4.4. Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the

Award or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an applicable Agreement.

     4.5. Anti-Dilution. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, partial or complete liquidation, or any other corporate transaction, or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under this Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                                   ARTICLE V

                                   ELIGIBILITY

     5.1. Eligibility. Except as herein provided, the persons who shall be eligible to participate in this Plan and to be granted Awards shall be those persons who are officers, directors, employees or consultants of the Company or any subsidiary, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person, the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee.

                                   ARTICLE VI

                                  STOCK OPTIONS

     6.1. General. The Committee shall have authority to grant Options under this Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price

     6.2. Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in the form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the Grant date shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     6.3. Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

          (a) Option Period. Unless otherwise fixed by the Committee at the time of grant, the Option Period of each Stock Option shall be five (5) years from the date of grant and may not exceed five (5) years in the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code).


          (b) Option Price. Unless otherwise fixed by the Committee at the time of grant, Option Price per share of the Common Stock purchasable under an Option shall be the Fair Market Value per share on the date the Option is granted; provided, however, that in no event may the exercise price per share be less than the Fair Market value per share on the date the Option is granted. If an Option intended to qualify as an Incentive Stock Option is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), the exercise price per share shall be one hundred ten percent (110%) of such Fair Market Value per share or such higher price per share as may be fixed by the Committee at the time of grant.


          (c) Exercisability. Unless otherwise fixed by the Committee at the time of grant and subject to Section 11.1, Stock Options shall become exercisable as to twenty percent (20%) of the shares covered thereby on each of the first five anniversaries of the date of grant. Notwithstanding the foregoing, if the Committee intends that an Option be an Incentive Stock Option, the Committee shall provide that the aggregate Fair Market Value (determined at the Grant Date) of all Incentive Stock Options held by the person to whom such Incentive Stock Option is granted that first become exercisable during any calendar year shall not exceed $100,000.

          (d) Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Stock Options that are then exercisable, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (iv) by any combination of the foregoing. If, with the approval of the Committee, payment of the Option Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or shares acquired in a Stock Grant , the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock or shares acquired in a Stock Grant used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or shares acquired in a Stock Grant were subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or shares acquired in a Stock Grant, and subject to the provisions of the following paragraph in the case of Stock Options exercised as of a future date, a Participant shall have all of the rights of a stockholder of the Company holding Common Stock (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued and transferred.

          Notwithstanding the foregoing but otherwise subject to the provisions of this Article VI, a Participant may exercise a Stock Option as of a future date by delivering a written notice irrevocably exercising such Stock Option as to the number of shares specified in such written notice. The written notice shall be accompanied by payment in full of the purchase price by cash or check. Such Stock Option shall be exercised as of the date specified in such written notice, provided, that such Stock Option will be exercised on the date specified in such written notice only to the extent the Participant would otherwise be entitled to exercise such Stock Option on such date. If, because of the limitation contained in the proviso to the preceding sentence, any portion of the Stock Option is not exercised on the date specified in the written notice, the Participant shall be entitled to a refund, without interest, of the excess of the amount paid at the time of giving a written notice in accordance with the first sentence of this paragraph over the exercise price of the portion of the Stock Option that is exercised.


          (e) Non-transferability of Options. Except as provided herein or in an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of beneficiary effective upon the death of the Participant, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.


     6.4. Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent exercisable on the date of Termination of Employment for a period of ninety (90) days (or such other period or no period as the Committee may specify with respect to such Stock Option) immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

     6.5. Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be exercisable to the extent exercisable on the date of Termination of Employment by the Participant for the period of ninety (90) days (or such other period or no period as the Committee may specify with respect to such Stock Option) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing.

     6.6. Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Employment (but not a Termination of Employment due to death or Disability) , any Stock Option held by such Participant shall terminate upon such Termination of Employment. . Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.


     6.7. Cashing Out of Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of any Stock Option by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

                                  ARTICLE VII

                            STOCK APPRECIATION RIGHTS

     7.1. General. The Committee shall have authority to grant Stock Appreciation Rights under this Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

     7.2. Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under this Plan in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of the Stock Option will result in cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

     7.3. Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:


          (a) Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of
Article VI. Unless otherwise fixed by the Committee at the time of grant, a Stock Appreciation Right which is granted on a stand alone basis shall be for a period of five ( 5) years and shall become exercisable as to twenty percent (20%) of the Stock Appreciation Rights on each of the first five anniversaries of the date of Grant. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.


          (b) Amount. Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Fair Market Value per share of the Common Stock on the date of grant or such other amount as may be specified by the Committee at the time of grant of the Stock Appreciation Right shall be the value to be used in lieu of the Option Price per share of Common Stock. The Fair Market Value per share of the Common Stock shall be determined as of the date of the exercise of such Stock Appreciation Right.

          (c) Special Rules. In the case of Stock Appreciation Rights relating to Stock Options held by Participants who are actually or potentially subject to
Section 16(b) of the Exchange Act to the extent required by Rule 16b-3, the Committee may require that such Stock Appreciation Rights be exercised only in accordance with the provisions of Rule 16b-3.

          (d) Non-transferability of Stock Appreciation Rights. Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under this Plan unless otherwise provided in an Agreement.

                                  ARTICLE VIII

                                RESTRICTED STOCK

          8.1. General. The Committee shall have authority to grant Restricted Stock under this Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Shares to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

          8.2. Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in this Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3. Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:


          (a) Limitations on Transferability. The purchase price for shares of Restricted Stock shall be set by the Committee and may be zero. Subject to the provisions of this Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock. Unless otherwise determined by the Committee, awards of Restricted Stock must be accepted by a Participant within a period of 30 days (or such shorter periods as the Committee may specify at grant) after the Grant Date, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The Participant shall not have any rights with respect to such Award, unless and until such Participant has executed an Agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.


          (b) Rights. Except as provided in Section 8.3(a), the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to this Plan, cash dividends on the Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of additional Restricted Stock.

          (c) Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award of Restricted Stock and waive the restrictions for all or any part of such Award of Restricted Stock.

          (d) Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and this Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

          (e) Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for such shares bearing no legend referring to the terms, conditions and restrictions applicable pursuant to the applicable Award shall be delivered to the Participant.

          (f) Election. A Participant may elect to further defer receipt of the Restricted Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Restriction Period for the Award (or applicable installment of the Award).

                                   ARTICLE IX


                                  STOCK GRANTS

     9.1. General. The Committee shall have authority to award Stock Grants under this Plan at any time or from time to time. Shares under a Stock Grant may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the persons to whom and the time or times at which Stock Grants will be awarded, the number of shares to be awarded to any Participant under a Stock Grant, the duration of the period (the "Deferral Period"), if any, prior to which the shares subject to a Stock Grant will be delivered, and the conditions under which receipt of shares subject to a Stock Grant will be deferred and any other terms and conditions of the Awards. In the discretion of the Committee, a grant of shares under a Stock Grant may provide that the Deferred Stock will be delivered at the time the Award thereof is made. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of shares under a Stock Grant upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Stock Grants need not be the same with respect to any Participant.

     9.2. Terms and Conditions. Stock Grants shall be subject to the following terms and conditions.

          (a) Limitations on Transferability. Subject to the provisions of this Plan and except as may otherwise be provided in an Agreement, neither the shares subject to a Stock Grant , nor any interest therein, may be sold, assigned, transferred, pledged or otherwise encumbered during any Deferral Period. At the expiration of the Deferral Period (or the Deferral Period determined as provided in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock to the Participant for the shares covered by the Stock Grant. .

          (b) Rights. Unless otherwise determined by the Committee and subject to this Plan, cash dividends on the Common Stock that is the subject of the Stock Grant shall be automatically deferred and reinvested in additional shares subject to the Stock Grant , and dividends on the Common Stock that is the subject of the Stock Grant payable in Common Stock shall be paid in the form of additional shares subject to the Stock Grant. .

          (c) Criteria. Based on service, performance by the Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award of shares under a Stock Grant and waive the deferral limitations for all or any part of such Stock Grant.

          (d) Termination of Employment. . Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period, the Deferral Period for shares subject to a Stock Grant shall terminate in accordance with the original terms of the Stock Grant; provided, however, that if the Participant's Termination of Employment is by the Company for Cause, any shares subject to a Stock Grant for which the Deferral Period has not expired as of the Participant's Termination of Employment shall be forfeited by the Participant. Notwithstanding the foregoing, the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of the shares subject to such Participant's Stock Grants. .

          (e) Election. A Participant may elect to further defer receipt of the shares subject to a Stock Grant (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at least one (1) year prior to completion of the Deferral Period for the Award (or applicable installment of the Award).


                                   ARTICLE X

             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN

     10.1. Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

     10.2. No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation affirmatively to disclose to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

                                   ARTICLE XI

                          CHANGE IN CONTROL PROVISIONS

     11.1. Impact of Event. Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control (as defined in Section 11.2), the Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, to do any or all of the following with respect to an outstanding Award:

          (a) to provide that the Stock Options and Stock Appreciation Rights outstanding as of the date of the Change in Control which are not then exercisable shall become fully exercisable to the full extent of the original grant;


          (b) to provide that the restrictions and deferral limitations applicable to any Restricted Stock, any shares subject to a Stock Grant or any other Award shall lapse, and such Restricted Stock, shares subject to a Stock Grant or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;


          (c) to cause any Award to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

          (d) to provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

          (e) to grant the Participant the right to elect by giving notice during a set period of time from and after a Change in Control to surrender all or part of a stock-based Award to the Company and to receive cash in an amount equal to the amount by which the "Change in Control Price" (as defined in Section 11.3) per share of the Common Stock on the date of the election exceeds the amount the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award; and

          (f) to take any other action the Committee determines to take.

     11.2. Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall mean the happening of any of the following events:


          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then-outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition by a lender to the Company pursuant to a debt restructuring of the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
(c) of this Section 11.2;


          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and
(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


     11.3. Change in Control Price. For purposes of this Plan, "Change in Control Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or The Nasdaq Stock Market during the 60-day period prior to and including the date of the Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or a Business Combination, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.


                                  ARTICLE XII

                                  MISCELLANEOUS

     12.1. Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or national securities association on which the Common Stock is then listed or quoted. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as the Board and further subject to any approval or limitations the Board may impose.

     12.2. Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

     12.3. Status of Awards Under Code Section 162(m). It is the intent of the Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any Agreement does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     12.4. General Provisions.

          (a) Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

          (b) No Additional Obligation. Nothing contained in this Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.


          (c) Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount or required in order for the Company or an Affiliate to obtain a current deduction. To the extent permitted by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to a Participant. If a Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, such Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to such Participant.

          (d) Reinvestment. The reinvestment of dividends in additional Restricted Stock or shares subject to a Stock Grant at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available under this Plan for such reinvestment (taking into account then outstanding Options and other Awards).


          (e) Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

          (f) Controlling Law. This Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). This Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

          (g) Offset. Any amounts owed to the Company or an Affiliate by a Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to such Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and such Participant have been fully and finally resolved and such Participant has waived all claims to such against the Company or an Affiliate.

          (h) Fail-Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event this Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into this Plan with respect to Participants subject to Section 16.

          (i) Right to Capitalize. The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     12.5. Rights with Respect to Continuance of Employment. Nothing contained herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain a Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate a Participant's employment or service as existed prior to the individual's becoming a Participant in this Plan.


     12.6. Awards in Substitution for Awards Granted by Other Corporations. Awards may be granted under this Plan from time to time in substitution for awards in respect of plans of other entities. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.


     12.7. Procedure for Adoption. Any Affiliate of the Company may by resolution of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt this Plan for the benefit of its employees as of the date specified in the board resolution.

     12.8. Procedure for Withdrawal. Any Affiliate which has adopted this Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of this Plan.


     12.9. Delay. If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under this Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in this Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of this Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to this Plan.


     12.10. Headings. The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

     12.11. Severability. If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     12.12. Successors and Assigns. This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                              DELCATH SYSTEMS, INC.

                                  June 15, 2004




                        Please mark, date, sign and mail

                             your proxy card in the
                            envelope provided as soon
                                   as possible


                 Please detach and mail in the envelope provided


--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR, THE
 APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND THE APPROVAL
      OF THE 2004 STOCK INCENTIVE PLAN. PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
                                 SHOWN HERE  [X]

--------------------------------------------------------------------------------


1. Election of Director:            2. Amendment of the Certificate of       |_|  FOR   |_|  AGAINST  |_|  ABSTAIN
                                       Incorporation to increase the number
                NOMINEE:               of authorized shares of common stock
 |_|  FOR   DANIEL ISDANER             to 70 million
            as a Class I Director


 |_|  WITHHOLD AUTHORITY            3. Approval of 2004 Stock Incentive Plan [_]  FOR   [_]  AGAINST  |_|  ABSTAIN



                                    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION
                                    IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEE AS
                                    DIRECTOR, THE APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION,
                                    THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN AND, IN THE CASE OF OTHER MATTERS
                                    THAT LEGALLY COME BEFORE THE MEETING, AS SAID ATTORNEY(S) MAY DEEM ADVISABLE.





---------------------------------------------------

To change the address on your account, please check           PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING
the box at right and indicate your new address                OF STOCKHOLDERS ON TUESDAY, JUNE 15, 2004 AT 11:00 A.M.
in the space above. Please note that changes to               AT THE SHERATON STAMFORD HOTEL, 2701 SUMMER STREET,           |_|
the registered name(s) on the account may be                  STAMFORD, CONNECTICUT.
submitted via this method.                     [_]

---------------------------------------------------


Signature of Stockholder ___________________ Date:  ______  Signature of Stockholder  ___________________  Date:  _______________


Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

                              DELCATH SYSTEMS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 15, 2004

     Revoking all prior proxies, the undersigned, a stockholder of DELCATH SYSTEMS, INC. (the "Company"), hereby appoints M. S. Koly and Samuel Herschkowitz, M.D., or either of them, as attorneys and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company's Common Stock, par value $0.01 per share ("Common Stock") owned by the undersigned at the Annual Meeting of the Stockholders of the Company to be held on June 15, 2004 at the SHERATON STAMFORD HOTEL, 2701 SUMMER STREET, STAMFORD, CONNECTICUT, AT 11:00 a.m. local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

                IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE